UNITED STATES COMMODITY FUNDS LLC
Sponsor of the United States 3x Oil Fund

March 29, 2018

Dear United States 3x Oil Fund Investor,

Enclosed with this letter is your copy of the 2017 financial statements for the United States 3x Oil Fund (ticker symbol “USOU”), a series of the USCF Funds Trust (the “Trust”). The United States 3x Short Oil Fund (“USOD”), an additional series of the Trust, is also included in these statements. We have mailed this statement to all investors in USOU who held shares as of December 31, 2017 to satisfy our annual reporting requirement under federal commodities laws. In addition, we have enclosed a copy of the current United States Commodity Funds LLC (“USCF”) Privacy Policy applicable to USOU. Additional information concerning USOU’s 2017 results may be found by referring to the Trust’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to USCF’s website at www.uscfinvestments.com. You may also call USCF at 1-800-920-0259 to speak to a representative and request additional material, including a current USOU Prospectus.

USCF is the sponsor of USOU. USCF is also the general partner or sponsor and operator of several other commodity-based exchange traded funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)	United States 12 Month Natural Gas Fund, LP	(ticker symbol: UNL)
United States Natural Gas Fund, LP	(ticker symbol: UNG)	United States Brent Oil Fund, LP	(ticker symbol: BNO)
United States 12 Month Oil Fund, LP	(ticker symbol: USL)	United States Commodity Index Fund	(ticker symbol: USCI)
United States Gasoline Fund, LP	(ticker symbol: UGA)	United States Copper Index Fund	(ticker symbol: CPER)
United States Diesel-Heating Oil Fund, LP	(ticker symbol: UHN)	United States Agriculture Index Fund	(ticker symbol: USAG)
United States Short Oil Fund, LP	(ticker symbol: DNO)	United States 3x Short Oil Fund	(ticker symbol: USOD)

Information about these other funds is contained within the USOU Annual Report as well as in the current USOU Prospectus. Investors in USOU who wish to receive additional information about these other funds may do so by going to the USCF website at www.uscfinvestments.com.

You may also call USCF at 1-800-920-0259 to request additional information.

Thank you for your continued interest in USOU.

Regards,

/s/ John P. Love
John P. Love
President and Chief Executive Officer
United States Commodity Funds LLC

* This letter is not an offer to buy or sell securities. Investment in USOU or any other funds should be made only after reading such fund’s prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

PRIVACY POLICY

UNITED STATES COMMODITY FUNDS LLC

Introduction

This document sets forth the Privacy Policy, adopted on December 6, 2008, as amended from time to time and most recently amended on June 23, 2017 of (i) the United States Commodity Funds LLC (the “Company”) (ii) each of the statutory trust for which the Company serves as sponsor, the United States Commodity Index Funds Trust (the “Index Funds Trust”) and the USCF Funds Trust (together with the Index Funds Trust, the “Trusts”), and (iii) each of the funds for which the Company serves as the general partner or as sponsor as set forth in Appendix A, which may be amended from time to time (each a “Fund” and together, the “Funds”), relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is a commodity pool operator registered with the Commodity Futures Trading Commission. This Privacy Policy covers the nonpublic personal information of investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trusts may collect or have access to nonpublic personal information about Fund shareholders. Shares of the Funds are registered in the name of Cede & Co., as nominee for the Depository Trust Company. However, the Company may collect or have access to personal information about Fund investors for certain purposes relating to the operation of the Funds, including for the distribution of certain required tax reports to investors. This information may include information received from investors and information about investors’ holdings and transactions in shares of the Funds.

“Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company, the Trusts and the Funds may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company, the Trusts and the Funds does not sell or rent investor information of the Funds. The Company, the Trusts and the Funds only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company, the Trusts and the Funds may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trusts or the Funds.
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company, the Trusts or the Funds of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company, the Trusts and the Funds holds Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company, the Trusts and the Funds maintains safeguards that comply with federal standards to protect investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company, the Trusts and the Funds share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company, the Trusts and the Funds applies to both current and former Fund investors. The Company, the Trusts and the Funds will only disclose nonpublic personal information about a former investor to the same extent as for a current Fund investor.

Changes to Privacy Policy

The Company, the Trusts and the Funds may make changes to this privacy policy in the future. The Company, the Trusts and the Funds will not make any change affecting Fund investors without first sending investors a revised privacy policy describing the change. In any case, the Company, the Trusts and the Funds will send Fund investors a current privacy policy at least once a year as long as they continue to be Fund investors.

APPENDIX A

UNITED STATES COMMODITY FUNDS LLC,

GENERAL PARTNER OF

UNITED STATES OIL FUND, LP

UNITED STATES NATURAL GAS FUND, LP

UNITED STATES 12 MONTH OIL FUND, LP

UNITED STATES GASOLINE FUND, LP

UNITED STATES DIESEL-HEATING OIL FUND, LP

UNITED STATES SHORT OIL FUND, LP

UNITED STATES 12 MONTH NATURAL GAS FUND, LP

UNITED STATES BRENT OIL FUND, LP

AND

SPONSOR OF

UNITED STATES COMMODITY INDEX FUND

UNITED STATES COPPER INDEX FUND

UNITED STATES AGRICULTURE FUND

USCF CANADIAN CRUDE OIL INDEX FUND

EACH A SERIES OF

UNITED STATES COMMODITY INDEX FUNDS TRUST

AND

SPONSOR OF

REX S&P MLP FUND

REX S&P MLP INVERSE FUND

UNITED STATES 3X OIL FUND

UNITED STATES 3X SHORT OIL FUND

EACH A SERIES OF

USCF FUNDS TRUST

UNITED STATES COMMODITY FUNDS LLC
UNITED STATES COMMODITY FUNDS TRUST
USCF FUNDS TRUST
EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS
GENERAL PARTNER OR SPONSOR

Privacy Notice

FACTS	WHAT DO UNITED STATES COMMODITY FUNDS LLC (THE “COMPANY”), THE UNITED STATES COMMODITY FUNDS TRUST AND THE USCF FUNDS TRUST (EACH A “TRUST” AND TOGETHER, THE “TRUSTS”) AND EACH OF THE FUNDS FOR WHICH THE COMPANY SERVES AS GENERAL PARTNER OR SPONSOR (EACH A “FUND” AND TOGETHER, THE “FUNDS”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the Trusts choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes -	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes -	No	We don’t share
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes -	Yes	No
information about your transactions and experiences

For our affiliates’ everyday business purposes -	No	We don’t share
information about your creditworthiness

For our affiliates to market to you	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions? Call 1-510-522-9600 or go to www.uscfinvestments.com

UNITED STATES COMMODITY FUNDS LLC
UNITED STATES COMMODITY FUNDS TRUST
USCF FUNDS TRUST
EACH OF THE FUNDS FOR WHICH THE COMPANY
SERVES AS GENERAL PARTNER OR SPONSOR

Privacy Notice

What we do
How do the Company, the Trusts and the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Company, the Trusts and the Funds collect my personal information?	We collect your personal information, for example, when you
■ open an account
■ provide account information
■ give us your contact information
■ make a wire transfer
■ tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes - information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies which are subsidiaries of Wainwright Holdings, Inc., such as USCF Advisers LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.

■ The Company, the Trusts and the Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ The Company, the Trusts and the Funds do not conduct joint marketing.

UNITED STATES 3x OIL FUND

FINANCIAL STATEMENTS

For the year ended December 31, 2017

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Shareholders of the United States 3x Oil Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the year ended December 31, 2017 is accurate and complete.

By United States Commodity Funds LLC, as Sponsor of United States 3x Oil Fund

By:	/s/ John P. Love
John P. Love
President & Chief Executive Officer of United States Commodity Funds LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor of
United States 3x Oil Fund

Opinions on the Financial Statements

We have audited the accompanying statements of financial condition of United States 3x Oil Fund (the “Series”), a series of the USCF Funds Trust (the “Trust”) as of December 31, 2017, including the schedule of investments as of December 31, 2017, and the related statements of operations, changes in capital and changes in shares outstanding and cash flows for the period from commencement of operations (July 20, 2017) through December 31, 2017.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United States 3x Oil Fund as of December 31, 2017, and the results of its operations and its cash flows for the period from commencement of operations (July 20, 2017) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The Trust’s management is responsible for these financial statements. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits of the financial statements included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

We have served as the Trust’s auditor since 2017.

Greenwood Village, Colorado
March 28, 2018

USCF Funds Trust
Statement of Financial Condition
At December 31, 2017

United States 3x Oil Fund

December 31, 2017
Assets
Cash and cash equivalents (at cost $1,200,864) (Notes 2 and 6)	$1,200,864
Equity in trading accounts:
Cash and cash equivalents (at cost $2,579,835)	2,579,835
Unrealized gain (loss) on open commodity futures contracts	703,240
Interest receivable	2,708
Other assets	848

Total assets	$4,487,495

Liabilities and Capital
Management fees payable (Note 4)	$2,850

Total liabilities	2,850

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—
Shareholders	4,484,645
Total Capital	4,484,645

Total liabilities and capital	$4,487,495

Shares outstanding	100,040
Net asset value per share	$44.83
Market value per share	$42.99

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Financial Condition
At December 31, 2017

United States 3x Short Oil Fund

December 31, 2017
Assets
Cash and cash equivalents (at cost $844,143) (Notes 2 and 6)	$844,143
Equity in trading accounts:
Cash and cash equivalents (at cost $470,939)	470,939
Unrealized gain (loss) on open commodity futures contracts	(194,060)
Interest receivable	576
Other assets	848

Total assets	$1,122,446

Liabilities and Capital
Management fees payable (Note 4)	$1,399

Total liabilities	1,399

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—
Shareholders	1,121,047
Total Capital	1,121,047

Total liabilities and capital	$1,122,446

Shares outstanding	100,040
Net asset value per share	$11.21
Market value per share	$11.32

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Financial Condition
At December 31, 2017*

REX S&P MLP Fund

December 31, 2017*
Assets
Cash (Notes 2 and 6)	$1,000

Total assets	$1,000

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	1,000
Shareholders	—
Total Capital	1,000

Total liabilities and capital	$1,000

* The Sponsor contributed $1,000 on March 31, 2016. As of December 31, 2017, the Fund is in registration and had not commenced operations.

See accompanying notes to condensed financial statements.

USCF Funds Trust
Statement of Financial Condition
At December 31, 2017*

REX S&P MLP Inverse Fund

December 31, 2017*
Assets
Cash (Notes 2 and 6)	$1,000

Total assets	$1,000

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	1,000
Shareholders	—
Total Capital	1,000

Total liabilities and capital	$1,000

* The Sponsor contributed $1,000 on April 15, 2016. As of December 31, 2017, the Fund is in registration and had not commenced operations.

See accompanying notes to condensed financial statements.

USCF Funds Trust
Statement of Financial Condition
At December 31, 2017

USCF Funds Trust

December 31, 2017
Assets
Cash and cash equivalents (at cost $2,045,007) (Notes 2 and 6)	$2,047,007
Equity in trading accounts:
Cash and cash equivalents (at cost $3,050,774)	3,050,774
Unrealized gain (loss) on open commodity futures contracts	509,180
Interest receivable	3,284
Other assets	1,696

Total assets	$5,611,941

Liabilities and Capital
Management fees payable (Note 4)	$4,249

Total liabilities	4,249

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	2,000
Shareholders	5,605,692
Total Capital	5,607,692

Total liabilities and capital	$5,611,941

Shares outstanding	200,080

See accompanying notes to financial statements.

USCF Funds Trust
Schedule of Investments
At December 31, 2017

United States 3x Oil Fund

	Notional Amount	Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Partners’ Capital
Open Futures Contracts - Long
United States Contracts
NYMEX WTI Crude Oil Futures CL February 2018 contracts, expiring January 2018*	$12,770,420	223	$703,240	15.68

		Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.12%, 2/15/2018		$50,000	$49,931	1.11
1.10%, 2/22/2018		50,000	49,921	1.11
1.09%, 3/01/2018		50,000	49,911	1.11
1.16%, 3/22/2018		50,000	49,872	1.11
1.17%, 3/29/2018		50,000	49,859	1.11
1.19%, 4/05/2018		100,000	99,691	2.22
1.23%, 4/19/2018		50,000	49,818	1.11
1.32%, 5/10/2018		50,000	49,765	1.11
1.43%, 5/31/2018		50,000	49,704	1.11
1.45%, 6/07/2018		50,000	49,686	1.11
1.50%, 6/28/2018		100,000	99,263	2.22
Total Treasury Obligations			647,421	14.43

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio		500,000	500,000	11.15
Goldman Sachs Financial Square Funds - Government Fund - Class FS		500,000	500,000	11.15
Total Money Market Funds			1,000,000	22.30
Total Cash Equivalents			$1,647,421	36.73

* Collateral amounted to $2,579,835 on open futures contracts.

See accompanying notes to financial statements.

USCF Funds Trust
Schedule of Investments
At December 31, 2017

United States 3x Short Oil Fund

	Notional Amount	Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Partners’ Capital
Open Futures Contracts - Short
United States Contracts
NYMEX WTI Crude Oil Futures CL February 2018 contracts, expiring January 2018*	$(3,129,040)	55	$(194,060)	(17.31)

		Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
1.12%, 2/15/2018		$50,000	$49,931	4.46
1.10%, 2/22/2018		50,000	49,921	4.45
1.09%, 3/01/2018		50,000	49,911	4.45
1.16%, 3/22/2018		50,000	49,872	4.45
1.17%, 3/29/2018		50,000	49,859	4.45
1.19%, 4/05/2018		100,000	99,691	8.89
1.23%, 4/19/2018		50,000	49,818	4.45
1.32%, 5/10/2018		50,000	49,765	4.44
1.43%, 5/31/2018		50,000	49,704	4.43
1.45%, 6/07/2018		50,000	49,686	4.43
Total Treasury Obligations			548,158	48.90

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio		250,000	250,000	22.30
Goldman Sachs Financial Square Funds - Government Fund - Class FS		290,000	290,000	25.87
Total Money Market Funds			540,000	48.17
Total Cash Equivalents			$1,088,158	97.07

* Collateral amounted to $470,939 on open futures contracts.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Operations
For the period ended December 31, 2017*

United States 3x Oil Fund

Period ended December 31, 2017*
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed futures contracts	$1,290,712
Change in unrealized gain (loss) on open futures contracts	703,240
Interest income**	13,740
ETF transaction fees	1,000

Total income (loss)	2,008,692

Expenses
Management fees (Note 4)	17,178
Brokerage commissions	7,869

Total expenses	25,047

Net income (loss)	$1,983,645
Net income (loss) per share	$19.83
Net income (loss) per weighted average share	$19.83
Weighted average shares outstanding	100,040

* Commencement of operations, July 20, 2017.

** Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Operations
For the period ended December 31, 2017*

United States 3x Short Oil Fund

Period ended December 31, 2017*
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed futures contracts	$(1,176,665)
Change in unrealized gain (loss) on open futures contracts	(194,060)
Interest income**	7,972
ETF transaction fees	1,000

Total income (loss)	(1,361,753)

Expenses
Management fees (Note 4)	12,380
Brokerage commissions	5,820

Total expenses	18,200

Net income (loss)	$(1,379,953)
Net income (loss) per share	$(13.79)
Net income (loss) per weighted average share	$(13.79)
Weighted average shares outstanding	100,040

* Commencement of operations, July 20, 2017.
** Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Operations
For the period ended December 31, 2017*

REX S&P MLP Fund

Period ended December 31, 2017*
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed futures contracts	$—
Change in unrealized gain (loss) on open futures contracts	—
Interest income	—
ETF transaction fees	—

Total income (loss)	—

Expenses
Management fees (Note 4)	—
Brokerage commissions	—

Total expenses	—

Net income (loss)	$—
Net income (loss) per share	$—
Net income (loss) per weighted average share	$—
Weighted average shares outstanding	—

* The Sponsor contributed $1,000 on March 31, 2016. As of December 31, 2017, the Fund is in registration and had not commenced operations.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Operations
For the period ended December 31, 2017*

REX S&P MLP Inverse Fund

Period ended December 31, 2017*
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed futures contracts	$—
Change in unrealized gain (loss) on open futures contracts	—
Interest income	—
ETF transaction fees	—

Total income (loss)	—

Expenses
Management fees (Note 4)	—
Brokerage commissions	—

Total expenses	—

Net income (loss)	$—
Net income (loss) per share	$—
Net income (loss) per weighted average share	$—
Weighted average shares outstanding	—

* The Sponsor contributed $1,000 on April 15, 2016. As of December 31, 2017, the Fund is in registration and had not commenced operations.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Operations
For the period ended December 31, 2017*

USCF Funds Trust

Period ended December 31, 2017*
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed futures contracts	$114,047
Change in unrealized gain (loss) on open futures contracts	509,180
Interest income*	21,712
ETF transaction fees	2,000

Total income (loss)	646,939

Expenses
Management fees (Note 4)	29,558
Brokerage commissions	13,689

Total expenses	43,247

Net income (loss)	$603,692
Net income (loss) per share	$6.04
Net income (loss) per weighted average share	$3.02
Weighted average shares outstanding	200,080

* Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Changes in Capital
For the period ended December 31, 2017*

United States 3x Oil Fund

	Sponsor	Shareholders	Total
Balances, at July 20, 2017*	$—	$—	$—
Additions	1,000	2,500,000	2,501,000
Net income (loss)	—	1,983,645	1,983,645

Balances, at December 31, 2017	$1,000	$4,483,645	$4,484,645

Statement of Changes in Shares Outstanding
For the period ended December 31, 2017*

	Sponsor	Shareholders	Total
Shares Outstanding, at July 20, 2017*	—	—	—
Additions	40	100,000	100,040
Redemptions	—	—	—
Shares Outstanding, at December 31, 2017	40	100,000	100,040

Net Asset Value Per Share:
At July 20, 2017*			$25.00
At December 31, 2017			$44.83

* Commencement of operations, July 20, 2017.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Changes in Capital
For the period ended December 31, 2017*

United States 3x Short Oil Fund

	Sponsor	Shareholders	Total
Balances, at July 20, 2017*	$—	$—	$—
Additions	1,000	2,500,000	2,501,000
Net income (loss)	—	(1,379,953)	(1,379,953)

Balances, at December 31, 2017	$1,000	$1,120,047	$1,121,047

Statement of Changes in Shares Outstanding
For the period ended December 31, 2017*

	Sponsor	Shareholders	Total
Shares Outstanding, at July 20, 2017*	—	—	—
Additions	40	100,000	100,040
Redemptions	—	—	—
Shares Outstanding, at December 31, 2017	40	100,000	100,040

Net Asset Value Per Share:
At July 20, 2017*			$25.00
At December 31, 2017			$11.21

* Commencement of operations, July 20, 2017.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Changes in Capital
For the period ended December 31, 2017*

REX S&P MLP Fund

	Sponsor	Shareholders	Total
Balances, at March 31, 2016*	$—	$—	$—
Additions	1,000	—	1,000
Net income (loss)	—	—	—

Balances, at December 31, 2017	$1,000	$—	$1,000

* The Sponsor contributed $1,000 on March 31, 2016. As of December 31, 2017, the Fund is in registration and had not commenced operations.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Changes in Capital
For the period ended December 31, 2017*

REX S&P MLP Inverse Fund

	Sponsor	Shareholders	Total
Balances, at April 15, 2016*	$—	$—	$—
Additions	1,000	—	1,000
Net income (loss)	—	—	—

Balances, at December 31, 2017	$1,000	$—	$1,000

* The Sponsor contributed $1,000 on April 15, 2016. As of December 31, 2017, the Fund is in registration and had not commenced operations.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Changes in Capital
For the period ended December 31, 2017*

USCF Funds Trust

	Sponsor	Shareholders	Total
Balances, at July 20, 2017*	$—	$—	$—
Additions	4,000	5,000,000	5,004,000
Net income (loss)	—	603,692	603,692

Balances, at December 31, 2017	$4,000	5,603,692	5,607,692

Statement of Changes in Shares Outstanding
For the period ended December 31, 2017*

	Sponsor	Shareholders	Total
Shares Outstanding, at July 20, 2017*	—	—	—
Additions	80	200,000	200,080
Redemptions	—	—	—
Shares Outstanding, at December 31, 2017	80	200,000	200,080

* Commencement of operations, July 20, 2017.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Cash Flows
For the period ended December 31, 2017*

United States 3x Oil Fund

Period ended December 31, 2017*
Cash Flows from Operating Activities:
Net income (loss)	$1,983,645
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	(2,579,835)
Unrealized (gain) loss on open futures contracts	(703,240)
(Increase) decrease in interest receivable	(2,708)
(Increase) decrease in other assets	(848)
Increase (decrease) in management fees payable	2,850
Net cash provided by (used in) operating activities	(1,300,136)

Cash Flows from Financing Activities:
Addition of shares	2,501,000
Redemption of shares	—
Net cash provided by (used in) financing activities	2,501,000

Net Increase (Decrease) in Cash and Cash Equivalents	1,200,864

Cash and Cash Equivalents, beginning of period	—
Cash and Cash Equivalents, end of period	$1,200,864

* Commencement of operations, July 20, 2017.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Cash Flows
For the period ended December 31, 2017*

United States 3x Short Oil Fund

Period ended December 31, 2017*
Cash Flows from Operating Activities:
Net income (loss)	$(1,379,953)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	(470,939)
Unrealized (gain) loss on open futures contracts	194,060
(Increase) decrease in interest receivable	(576)
(Increase) decrease in other assets	(848)
Increase (decrease) in management fees payable	1,399
Net cash provided by (used in) operating activities	(1,656,857)

Cash Flows from Financing Activities:
Addition of shares	2,501,000
Redemption of shares	—
Net cash provided by (used in) financing activities	2,501,000

Net Increase (Decrease) in Cash and Cash Equivalents	844,143

Cash and Cash Equivalents, beginning of period	—
Cash and Cash Equivalents, end of period	$844,143

* Commencement of operations, July 20, 2017.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Cash Flows
For the period ended December 31, 2017*

REX S&P MLP Fund

Period ended December 31, 2017*
Cash Flows from Financing Activities:
Addition of shares	1,000
Redemption of shares	—
Net cash provided by (used in) financing activities	1,000

Net Increase (Decrease) in Cash and Cash Equivalents	1,000

Cash and Cash Equivalents, beginning of period	—
Cash and Cash Equivalents, end of period	$1,000

* The Sponsor contributed $1,000 on March 31, 2016. As of December 31, 2017, the Fund is in registration and had not commenced operations.

See accompanying notes to financial statements.

USCF Funds Trust
Statement of Cash Flows
For the period ended December 31, 2017*

REX S&P MLP Inverse Fund

Period ended December 31, 2017*
Cash Flows from Financing Activities:
Addition of shares	1,000
Redemption of shares	—
Net cash provided by (used in) financing activities	1,000

Net Increase (Decrease) in Cash and Cash Equivalents	1,000

Cash and Cash Equivalents, beginning of period	—
Cash and Cash Equivalents, end of period	$1,000

* The Sponsor contributed $1,000 on April 15, 2016. As of December 31, 2017, the Fund is in registration and had not commenced operations.

See accompanying notes to condensed financial statements.

USCF Funds Trust
Statement of Cash Flows
For the period ended December 31, 2017*

USCF Funds Trust

Period ended December 31, 2017*
Cash Flows from Operating Activities:
Net income (loss)	$603,692
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	(3,050,774)
Unrealized (gain) loss on open futures contracts	(509,180)
(Increase) decrease in interest receivable	(3,284)
(Increase) decrease in other assets	(1,696)
Increase (decrease) in management fees payable	4,249
Net cash provided by (used in) operating activities	(2,956,993)

Cash Flows from Financing Activities:
Addition of shares	5,004,000
Redemption of shares	—
Net cash provided by (used in) financing activities	5,004,000

Net Increase (Decrease) in Cash and Cash Equivalents	2,047,007

Cash and Cash Equivalents, beginning of period	—
Cash and Cash Equivalents, end of period	$2,047,007

* Commencement of operations, July 20, 2017.

See accompanying notes to financial statements.

USCF Funds Trust
Notes to Financial Statements
For the period ended December 31, 2017

NOTE 1 – ORGANIZATION AND BUSINESS

The USCF Funds Trust (the “Trust”) is a Delaware statutory trust formed on March 2, 2016. The Trust is a series trust formed pursuant to the Delaware Statutory Trust Act. The Trust contains four series: United States 3x Oil Fund (“USOU”), United States 3x Short Oil Fund (“USOD”), REX S&P MLP Fund (“RMLP”), and REX S&P MLP Inverse Fund (“MLPD”). RMLP and MLPD (collectively, the “REX Funds”) are commodity pools that are expected to issue shares that would be purchased and sold on an exchange, but are currently in registration and have not commenced operations. USOU and USOD are commodity pools that continuously issue common shares of beneficial interest that may be purchased and sold on NYSE Arca Equities, Inc. stock exchange (“NYSE Arca”). USOU and USOD each referred to as the “Fund” and collectively referred to herein as the “Funds” or the “Trust Series.” The Trust and the Funds operate pursuant to the Trust’s Amended and Restated Declaration of Trust and Trust Agreement (the “Trust Agreement”), dated as of June 23, 2017. The sole trustee of the Trust is Wilmington Trust Company, National Association, a national banking association, with its principal place of business in the State of Delaware (the “Trustee”). The Trust and the Funds are managed and operated by the United States Commodity Funds, LLC (“USCF” or the “Sponsor”). USCF is a limited liability company formed in Delaware on May 10, 2005, that is registered as a commodity pool operator (“CPO”) with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”).

The Sponsor has the power and authority to establish and designate one or more series, or funds, and to issue shares thereof, from time to time as it deems necessary or desirable. The Sponsor also has the exclusive power to fix and determine the relative rights and preferences as between the shares of any series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights. The term for which the Trust will exist commenced on the date of the filing of the Certificate of Trust, and the Trust and any Fund will exist in perpetuity, unless earlier terminated in accordance with the provisions of the Trust Agreement. Each Fund is separate from all other Funds created as series of the Trust in respect of the assets and liabilities allocated to that Fund and each Fund represents a separate investment portfolio of the Trust. Separate and distinct records must be maintained for each Fund and the assets associated with a Fund shall be held in such separate and distinct records (directly or indirectly, including a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets of any other Fund.

The Trustee is not affiliated with the Sponsor. The Trustee will accept legal service of process on the Trust in the State of Delaware and will make certain filings under the Delaware Statutory Trust Act. The Trustee’s duties and liabilities with respect to the offering of Shares and the management of the Trust are limited to its express obligations under the Trust Agreement and the Trustee does not owe any other duties to the Trust, the Sponsor or the shareholders of any Fund.

The Sponsor, is also the general partner of the United States Oil Fund, LP (“USO”), the United States Natural Gas Fund, LP (“UNG”), the United States 12 Month Oil Fund, LP (“USL”), the United States Gasoline Fund, LP (“UGA”) and the United States Diesel-Heating Oil Fund, LP (“UHN”), which listed their limited partnership shares on the American Stock Exchange (the “AMEX”) under the ticker symbols “USO” on April 10, 2006, “UNG” on April 18, 2007, “USL” on December 6, 2007, “UGA” on February 26, 2008 and “UHN” on April 9, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USO’s, UNG’s, USL’s, UGA’s and UHN’s shares commenced trading on the NYSE on November 25, 2008. USCF is also the general partner of the United States Short Oil Fund, LP (“DNO”), the United States 12 Month Natural Gas Fund, LP (“UNL”) and the United States Brent Oil Fund, LP (“BNO”), which listed their limited partnership shares on the NYSE under the ticker symbols “DNO” on September 24, 2009, “UNL” on November 18, 2009 and “BNO” on June 2, 2010, respectively. USCF is also the sponsor of the United States Commodity Index Fund (“USCI”), the United States Copper Index Fund (“CPER”), the United States Agriculture Index Fund (“USAG”), and the USCF Canadian Crude Oil Index Fund (“UCCO”), each a series of the United States Commodity Index Funds Trust. USCI, CPER and USAG listed their shares on the NYSE under the ticker symbol “USCI” on August 10, 2010, “CPER” on November 15, 2011 and “USAG” on April 13, 2012, respectively. UCCO is currently in registration and has not commenced operations.

All funds listed previously, other than UCCO, RMLP and MLPD, are referred to collectively herein as the “Related Public Funds” and are also commodity pools.

Effective as of July 20, 2017, each of USOU and USOD issued shares to certain authorized purchasers (“Authorized Participants”) by offering baskets consisting of 50,000 shares (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). The purchase price for a Creation Basket of USOU or USOD, as applicable, is based upon the net asset value (“NAV”) of a share of USOU or USOD, as applicable, calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

Authorized Participants pay USOU and USOD, as applicable, a transaction fee equal to 0.04% of total NAV of the Creation Baskets for each order placed to create one or more Creation Baskets or to redeem one or more baskets (“Redemption Baskets”), consisting of 50,000 shares. The transaction fee may be waived, reduced, increased or otherwise changed by USCF. Shares may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Shares purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per share NAV of each Fund but rather at market prices quoted on such exchange.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”), as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. Each series of the Trust is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities, and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. The Funds earn income on funds held at the custodian or futures commission merchant (“FCM”) at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

The Funds are not subject to federal income taxes; each investor reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with U.S. GAAP, each Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. Each Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. None of the Trust Series is subject to income tax return examinations by major taxing authorities for years before 2017 (commencement of operations). The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in each Trust Series recording a tax liability that reduces net assets. However, each Trust Series’ conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. Each Trust Series recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the period from July 20, 2017 (commencement of operations) through December 31, 2017 for any Trust Series.

Creations and Redemptions

“Authorized Participants,” institutional firms that can purchase or redeem shares in blocks of 50,000 shares called “baskets” through the Fund’s marketing agent, may purchase or redeem baskets only in blocks of 50,000 shares at a price equal to the NAV of the shares calculated shortly after the close of the core trading session on the NYSE on the day the order is placed.

The Funds receive or pay the proceeds from shares sold or redeemed within two business days after the trade date of the purchase or redemption. The amounts due from Authorized Participants are reflected in the Funds’ statements of financial condition as receivable for shares sold, and amounts payable to Authorized Participants upon redemption are reflected as payable for shares redeemed.

For USOU or USOD, Authorized Participants pay a transaction fee equal to 0.04% of total NAV of baskets to the Fund for each order placed to create or redeem one or more baskets. For RMLP or MLPD, Authorized Participants will pay a transaction fee equal to 0.02% of total NAV of baskets to the Fund for each order placed to create or redeem one or more baskets. The transaction fee may be waived, reduced, increased or otherwise changed by USCF.

Trust Capital and Allocation of Income and Losses

The Trust is a treated as partnership for tax purposes. Profit or loss shall be allocated among the shareholders of each Fund in proportion to the number of shares each investor holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the Trust Agreement.

Calculation of Per Share NAV

USOU and USOD Funds’ per share NAV is calculated on each NYSE trading day by taking the current market value of its total assets, subtracting any liabilities and dividing that amount by the total number of shares outstanding. The Funds use the closing price for the contracts on the relevant exchange on that day to determine the value of contracts held on such exchange. The NAV for a normal trading day is released after 4:00 p.m. Eastern time (“E.T.”). For futures contracts and options traded on exchanges, USOU and USOD’s administrator (the “Administrator”) use the closing or settlement price published by the applicable exchange or, in the case of a market disruption, the last traded price before settlement. In the case of the Benchmark Oil Futures Contract, the NYMEX closing price (determined at the earlier of the close of the NYMEX or 2:30 p.m. E.T.) for the contracts traded on the NYMEX is used. Other investments’ values for purposes of determining the NAV for each of USOU and USOD, including Treasuries, cash equivalents (other than money market funds), cleared and non-cleared swaps, forwards, options and swaps are calculated by the Administrator using market quotations and market data, if available, or other information customarily used to determine the fair value of such investments as of the earlier of the close of the NYSE or 4:00 p.m. E.T. Money market funds are valued at their end of day NAV.

RMLP and MLPD are currently in registration and have not commenced operations and the RMLP and MLPD Funds’ per share NAV will not be calculated until such time as operations commence.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAV at the beginning of each period and at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. As of December 31, 2017, USCF held 40 shares of each of USOU and USOD.

Offering Costs

Offering costs incurred in connection with the registration of additional shares of any Trust Series after the initial registration of shares of such Trust Series are borne by each respective Trust Series. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. These costs are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds, overnight deposits and obligations of the United States with an original maturity of less than six months.

Reclassifications

Certain amounts in the accompanying financial statements may have been reclassified to conform to the current presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 – TRUST SERIES

Pursuant to the Trust Agreement, four series have been designated as series of the Trust. Following the designation of the Funds as a series of the Trust, an initial capital contribution of $1,000 was made to each respective Fund by the Sponsor and deemed an initial contribution of capital to each respective Fund. The Sponsor contributed an aggregate of $4,000 to the Trust, $1,000 on March 31, 2016 for RMLP, $1,000 on April 15, 2016 for MLPD, $1,000 on June 20, 2017 for USOU and $1,000 on June 20, 2017 for USOD. As of December 31, 2017, RMLP and MLPD were in registration and had not commenced operations. In connection with the commencement of trading for USOU and USOD under each Fund’s ticker, and the initial offering of shares, USCF received 40 Sponsor Shares of each of USOU and USOD in exchange for the previously received capital contribution, representing a beneficial ownership interest in each Fund. As of December 31, 2017, USCF held 40 shares of each of USOU and USOD.

On July 19, 2017, the Trust received a notice of effectiveness from the U.S. Securities and Exchange Commission (the “SEC”) for its registration of 30,000,000 shares of USOU and 30,000,000 shares of USOD on Form S-1 with the SEC. The order to permit listing of USOU and USOD shares on the NYSE Arca was received on July 20, 2017. On July 20, 2017, USOU and USOD listed their shares on the NYSE Arca under the ticker symbols “USOU” and “USOD,” respectively. USOU and USOD established their initial per share NAV by setting the price at $25.00. In order to satisfy NYSE Arca listing standards that at least 100,000 shares be outstanding at the beginning of the trading day on the NYSE Arca, on July 20, 2017, each Fund issued 100,000 shares to the initial Authorized Participant, RBC Capital Markets, LLC in exchange for $2,500,000 for USOU and $2,500,000 for USOD. Each of USOU and USOD also commenced investment operations on July 20, 2017 by purchasing Futures Contracts traded on the Futures Exchanges.

Investment Objective of the Funds

USOU

USOU’s shares trade on the NYSE. The investment objective of USOU is for the daily changes in percentage terms of its shares’ per share net asset value (“NAV”) to reflect three times (3x) the daily change in percentage terms of the price of a specified short-term futures contract on light, sweet crude oil (the “Benchmark Oil Futures Contract”) less USOU’s expenses. To achieve this objective, USCF endeavors to have the notional value of USOU’s aggregate exposure to the Benchmark Oil Futures Contract at the close of each trading day approximately equal to 300% of USOU’s NAV. USOU seeks a return that is 300% of the return of the Benchmark Oil Futures Contract for a single day and does not seek to achieve its stated investment objective over a period of time greater than one day.

The pursuit of daily leveraged investment goals means that the return of USOU for a period longer than a full trading day may have no resemblance to 300% of the return of the Benchmark Oil Futures Contract for a period of longer than a full trading day because the aggregate return of USOU is the product of the series of each trading day’s daily returns.

USOU’s shares began trading on July 20, 2017. As of December 30, 2017, USOU held 223 Futures Contracts on the New York Mercantile Exchange (“NYMEX”), totaling 223 futures contracts.

USOD

USOD’s shares trade on the NYSE. The investment objective of USOD is for the daily changes in percentage terms of its shares’ per share net asset value (“NAV”) to reflect three times the inverse (-3x) of the daily change in percentage terms of the price of a specified short-term futures contract on light, sweet crude oil (the “Benchmark Oil Futures Contract”) less USOD’s expenses. To achieve this objective, USCF endeavor to have the notional value of USOD’s aggregate short exposure to the Benchmark Oil Futures Contract at the close of each trading day approximately equal to 300% of USOD’s NAV. USOD seeks a return that is -300% of the return of the Benchmark Oil Futures Contract for a single day and does not seek to achieve its stated investment objective over a period of time greater than one day.

The pursuit of daily inverse leveraged investment goals means that the return of USOD for a period longer than a full trading day may have no resemblance to -300% of the return of the Benchmark Oil Futures Contract for a period of longer than a full trading day because the aggregate return of USOD is the product of the series of each trading day’s daily returns.

USOD’s shares began trading on July 20, 2017. As of December 31, 2017, USOD held 55 Futures Contracts on the NYMEX, totaling 55 futures contracts.

RMLP and MLPD are commodity pools that are expected to issue shares that would be purchased and sold on an exchange, but are currently in registration and have not commenced operations.

Trading Advisor and Trustee

The Trustee accepts service of legal process on the Trust in the State of Delaware and makes certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Trust, USCF or the shareholders.

NOTE 4 – FEES PAID BY THE FUND AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the Trust Agreement, USCF is responsible for investing the assets of USOU and USOD (together the “Trust Series”) in accordance with the objectives and policies of USOU or USOD, as applicable. In addition, USCF has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to the Trust Series. For these services, each Fund is obligated to pay USCF a fee, which is paid monthly, equal to: from July 20, 2017 to November 14, 2017, 1.35% and 1.65%, respectively for USOU and USOD per annum of average daily total net assets, and commencing on November 15, 2017, 0.95% for each USOU and USOD per annum of average daily total net assets of each of USOU or USOD, as applicable. If and when RMLP and MLPD commence operations, USCF would have the same responsibilities and make the same arrangements for RMLP and MLPD and, USCF would be paid a fee of 0.75% and 0.75%, respectively, for RMLP and MLPD per annum of average daily total net assets for these services.

Trustee Fee

The Trustee is the Delaware trustee of the Trust. In connection with the Trustee’s services to the Trust, USCF is responsible for paying the Trustee’s annual fee in the amount of $3,000.

Ongoing Registration Fees and Other Offering Expenses

The Trust Series pay (a) the applicable Management Fee payable to USCF, discussed above, (b) brokerage fees, futures commission merchant fees and other fees and commissions incurred in connection with the trading activities of the Fund, (c) any costs and expenses related to registration of additional shares of the Fund, and (d) all other expenses allocated to the Fund by USCF in consultation with REX MLPshares, LLC, as may be disclosed from time to time. During the period ended December 31, 2017, the Trust Series did not incur any registration fees or other offering expenses.

Independent Directors’ and Officers’ Expenses

The Sponsor is responsible for paying its portion of the directors’ and officers’ liability insurance for the Funds and the fees and expenses of the independent directors who also serve as audit committee members of the Funds. The directors also serve as the directors, and for the independent directors as audit committee members, of the Related Public Funds and the other Funds that are series of the Trust. The Sponsor shares the fees and expenses on a pro rata basis with each Related Public Fund, as described above, based on the relative asset value of the Funds to the total Related Public Fund’s asset value computed on a daily basis. These fees and expenses for the period ended December 31, 2017, are estimated to be a total of $569,303 for the Funds and the Related Public Funds. USOU’s portion of such fees and expenses for the period ended December 31, 2017 are estimated to be a total of $0 and USOD’s portion of such fees and expenses for the period ended December 31, 2017 are estimated to be a total of $0.

Licensing Fees

REX MLPshares, LLC licenses certain intellectual property rights to USCF and certain of the Funds.

Investor Tax Reporting Cost

The fees and expenses associated with the Funds’ audit expenses and tax accounting and reporting requirements are paid by the Sponsor. These costs are estimated to be $75,000 for the period ended December 31, 2017 for USOU and USOD. Tax reporting costs fluctuate between years due to the number of shareholders during any given year.

Other Expenses and Fees

In addition to the fees described above, each Active Fund pays all brokerage fees and other expenses in connection with the operation of such Active Fund, excluding costs and expenses paid by USCF.

NOTE 5 – CONTRACTS AND AGREEMENTS

Marketing Agent Agreement

The Sponsor and the Trust, each on its own behalf and on behalf of the Funds, are party to a marketing agent agreement, dated as of July 14, 2017, as amended from time to time, with the Marketing Agent, whereby the Marketing Agent provides certain marketing services for the Funds as outlined in the agreement. The fee of the Marketing Agent, which is borne by the Sponsor, is equal to 0.06% on the assets of USOU and USOD up to $3 billion and 0.04% on the assets of USOU and USOD in excess of $3 billion. In no event may the aggregate compensation paid to the Marketing Agent and any affiliate of the Sponsor for distribution related services exceed 10% of the gross proceeds of each Funds’ offering.

The above fee does not include website construction and development, which are also borne by the Sponsor.

Brown Brothers Harriman & Co. Agreements

The Sponsor and the Trust, on its own behalf and on behalf of the Funds, are also party to a custodian agreement, dated July 7, 2017, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”), whereby BBH&Co. holds investments on behalf of the Trust Series. The Sponsor pays the fees of the custodian, which are determined by the parties from time to time. In addition, the Sponsor and the Trust, on its own behalf and on behalf of the Funds, are party to an administrative agency agreement, dated July 7, 2017, as amended from time to time, with BBH&Co., whereby BBH&Co. acts as the administrative agent, transfer agent and registrar for the Funds. The Sponsor also pays the fees of BBH&Co. for its services under such agreement and such fees are determined by the parties from time to time.

Currently, the Sponsor pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, the Sponsor pays BBH&Co. an asset-based charge of: (a) 0.06% for the first $500 million of the Related Public Funds’ combined net assets, (b) 0.0465% for the Related Public Funds’ combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once the Related Public Funds’ combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. The Sponsor also pays BBH&Co. transaction fees ranging from $7 to $15 per transaction.

Brokerage and Futures Commission Merchant Agreements

On June 23, 2017, the Trust entered into a futures commission merchant agreement with RBC Capital Markets, LLC (“RBC Capital” or “RBC”) to serve as the Trust Series’ FCM. The agreement with RBC requires it to provide services to the Trust Series in connection with the purchase and sale of Oil Futures Contracts and Other Oil-Related Investments that may be purchased and sold by or through RBC Capital for the Trust Series’ account. In accordance with the agreement, RBC Capital charges the Trust Series commissions of approximately $7 to $8 per round-turn trade, including applicable exchange, clearing and NFA fees for Oil Futures Contracts and options on Oil Futures Contracts. Such fees include those incurred when purchasing Oil Futures Contracts and options on Oil Futures Contracts when the Funds issues shares as a result of a Creation Basket, as well as fees incurred when selling Oil Futures Contracts and options on Oil Futures Contracts when the Funds redeems shares as a result of a Redemption Basket. Such fees are also incurred when Oil Futures Contracts and options on Oil Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. The Trust Series also incur commissions to brokers for the purchase and sale of Oil Futures Contracts, Other Oil-Related Investments or short-term obligations of the United States of two years or less (“Treasuries”).

No information is provided below for RMLP and MLPD, since such Funds are currently in registration and have not commenced operations.

USOU

For the period from commencement of operations on July 20, 2017 to December 31, 2017*
Total commissions accrued to brokers	$7,869
Total commissions as an annualized percentage of average total net assets	0.55%
Commissions accrued as a result of rebalancing	$7,371
Percentage of commissions accrued as a result of rebalancing	93.67%
Commissions accrued as a result of creation and redemption activity	$498
Percentage of commissions accrued as a result of creation and redemption activity	6.33%

*Commencement of operations, July 20, 2017.

USOD

For the period from commencement of operations on July 20, 2017 to December 31, 2017*
Total commissions accrued to brokers	$5,820
Total commissions as an annualized percentage of average total net assets	0.71%
Commissions accrued as a result of rebalancing	$5,313
Percentage of commissions accrued as a result of rebalancing	91.29%
Commissions accrued as a result of creation and redemption activity	$507
Percentage of commissions accrued as a result of creation and redemption activity	8.71%

* Commencement of operations, July 20, 2017.

Other Fund Service Providers

The Sponsor has entered into an agreement with REX MLP Shares, LLC (“REX”), a single member limited liability company that was formed in the state of Delaware on December 3, 2015. REX is a wholly-owned subsidiary of REX Shares, LLC, a Delaware limited liability company (“REX Shares”). Pursuant to the agreement between the Sponsor and REX, REX will assist the Sponsor with the development and launch of each respective Fund and provide certain ongoing services. REX also licenses certain intellectual property rights to the Sponsor and certain of the Funds. REX does not make investment decisions for the Sponsor, the Trust or the Funds and is not involved in the day-to-day operations or maintenance of the Funds.

NOTE 6 – FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

The Trust Series may engage in the trading of futures contracts, options on futures contracts and swaps (collectively, “derivatives”). The Trust Series are exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

The Trust Series may enter into futures contracts, options on futures contracts and swaps to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Cleared swaps are agreements that are eligible to be cleared by a clearinghouse, e.g., ICE Clear Europe, and provide the efficiencies and benefits that centralized clearing on an exchange offers to traders of futures contracts, including credit risk intermediation and the ability to offset positions initiated with different counterparties.

The purchase and sale of futures contracts, options on futures contracts and cleared swaps require margin deposits with an FCM. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities.

Futures contracts, options on futures contracts and cleared swaps involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each of the Trust Series has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. Buying and selling options on futures contracts exposes investors to the risks of purchasing or selling futures contracts.

All of the futures contracts held by USOU and USOD through December 31, 2017 were exchange-traded. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with OTC swaps since, in OTC swaps, a party must rely solely on the credit of its respective individual counterparties. However, in the future, if any of the Funds were to enter into non-exchange traded contracts, it would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. The Funds have credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, the Funds bear the risk of financial failure by the clearing broker.

The Trust Series’ cash and other property, such as Treasuries, deposited with an FCM are considered commingled with all other customer funds, subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of an FCM could result in the complete loss of each of the Funds’ assets posted with that FCM; however, the majority of the Funds’ assets is held in cash and/or cash equivalents with the Funds’ custodian and would not be impacted by the insolvency of an FCM. The failure or insolvency of the Funds’ custodian, however, could result in a substantial loss of the Funds’ assets.

The Sponsor invests a portion of the Trust Series’ cash in money market funds that seek to maintain a stable per share NAV. The Trust Series are exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2017, USOU and USOD held investments in money market funds in the amounts of $1,000,000 and $540,000, respectively. USOU and USOD also hold cash deposits with their custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of U.S. regulated and domiciled banks located in Toronto, Canada; London, United Kingdom; Grand Cayman, Cayman Islands and Nassau, Bahamas, which are subject to U.S. regulation and regulatory oversight. As of December 31, 2017, USOU and USOD each held cash deposits and investments in Treasuries in the amounts of $2,780,699 and $775,082, respectively, with the custodian and FCM. Some or all of these amounts may be subject to loss should USOU’s or USOD’s custodian and/or FCM cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, the Trust Series are exposed to market risk equal to the value of futures contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, the Trust Series pay or receive a premium at the outset and then bear the risk of unfavorable changes in the price of the contract underlying the option.

The Trust Series’ policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, the Trust Series have a policy of requiring review of the credit standing of each broker or counterparty with which it conducts business.

The financial instruments held by the Trust Series are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

No information is provided for RMLP and MLPD, since such Funds are currently in registration and have not commenced operations.

NOTE 7 – FINANCIAL HIGHLIGHTS

The following tables present per share performance data and other supplemental financial data for USOU and USOD for the period from commencement of operations on July 20, 2017 to December 31, 2017 for the shareholders. This information has been derived from information presented in the financial statements.

No information is provided below for RMLP and MLPD, since such Funds are currently in registration and have not commenced operations.

USOU

For the period from commencement of operations on July 20, 2017 to December 31, 2017*
Per Share Operating Performance:
Net asset value, beginning of period	$25.00
Total income (loss)	20.08
Net expenses	(0.25)
Net increase (decrease) in net asset value	19.83
Net asset value, end of period	$44.83

Total Return	79.32%

Ratios to Average Net Assets
Total income (loss)	63.41%
Management fees**	1.21%
Total expenses excluding management fees**	0.55%
Expenses waived**	—%
Net expenses excluding management fees**	0.55%
Net income (loss)	62.62%

* Commencement of operations, July 20, 2017.

**Annualized.

USOD

For the period from commencement of operations on July 20, 2017 to December 31, 2017*
Per Share Operating Performance:
Net asset value, beginning of period	$25.00
Total income (loss)	(13.61)
Net expenses	(0.18)
Net increase (decrease) in net asset value	(13.79)
Net asset value, end of period	$11.21

Total Return	(55.16)%

Ratios to Average Net Assets
Total income (loss)	(74.49)%
Management fees**	1.51%
Total expenses excluding management fees**	0.71%
Expenses waived**	—%
Net expenses excluding management fees**	0.71%
Net income (loss)	(75.48)%

* Commencement of operations, July 20, 2017.

**Annualized.

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from each Trust Series.

NOTE 8 – QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for the three-month periods ended September 30 and December 31, 2017.

USOU

	Third Quarter 2017*	Fourth Quarter 2017
Total Income (Loss)	$512,497	$1,496,195
Total Expenses	10,415	14,632
Net Income (Loss)	$502,082	$1,481,563
Net Income (Loss) per Share	$5.02	$14.81

USOD

	Third Quarter 2017*	Fourth Quarter 2017
Total Income (Loss)	$(640,360)	$(721,393)
Total Expenses	10,681	7,519
Net Income (Loss)	$(651,041)	$(728,912)
Net Income (Loss) per Share	$(6.51)	$(7.28)

* Commencement of operations, July 20, 2017.

NOTE 9 – FAIR VALUE OF FINANCIAL INSTRUMENTS

The Trust and the Trust Series value their investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Trust and the Trust Series (observable inputs) and (2) the Trust’s and the Trust Series’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

No information is provided in this section for RMLP and MLPD, since such Funds are currently in registration and have not commenced operations.

The following table summarizes the valuation of USOU’s securities at December 31, 2017 using the fair value hierarchy:

At December 31, 2017	Total	Level I	Level II	Level III
Short-Term Investments	$1,647,421	$1,647,421	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	703,240	703,240	—	—

During the period from commencement of operations on July 20, 2017 to December 31, 2017, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USOD’s securities at December 31, 2017 using the fair value hierarchy:

At December 31, 2017	Total	Level I	Level II	Level III
Short-Term Investments	$1,088,158	$1,088,158	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	(194,060)	(194,060)	—	—

During the period from commencement of operations on July 20, 2017 to December 31, 2017, there were no transfers between Level I and Level II.

The Trust and the Funds have adopted the provisions of Accounting Standards Codification 815 – Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments Held by USOU

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2017
Futures - Commodity Contracts	Assets	$703,240

Fair Value of Derivative Instruments Held by USOD

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2017
Futures - Commodity Contracts	Assets	$(194,060)

The Effect of Derivative Instruments on the Statements of Operations of USOU

		For the period from commencement of operations on July 20, 2017 to December 31, 2017
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures – Commodity Contracts	Realized gain (loss) on closed contracts	$1,290,712
	Change in unrealized gain (loss) on open contracts		$703,240

The Effect of Derivative Instruments on the Statements of Operations of USOD

		For the period from commencement of operations on July 20, 2017 to December 31, 2017
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures – Commodity Contracts	Realized gain (loss) on closed contracts	$(1,176,665)
	Change in unrealized gain (loss) on open contracts		$(194,060)

NOTE 10 – RECENT ACCOUNTING PRONOUNCEMENTS

In August 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2015-14, Revenue from Contracts with Customers, modifying ASU 2014-09. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2015-14 is effective for fiscal years beginning on or after December 15, 2016, and interim periods within those annual periods. Early application is permitted. At this time, management does not believe there will be any impact to the Trust Series’ financial statements.

NOTE 11 – SUBSEQUENT EVENTS

The Trust and each Trust Series have performed and evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.